Exhibit 10.7

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

First Amendment Promissory Note

This First Amendment to the Promissory Note (the “Amendment”), dated as of August 26, 2020 (the “Promissory Note”) is entered into by FS Development Corp. II, a Delaware corporation (the “Maker”) and FS Development Holdings II, LLC or its registered assigns or successors in interest (the “Payee”).

WHEREAS, the Maker and the Payee are parties to that certain Promissory Note; and

WHEREAS, the Maker and the Payee desire to amend the Promissory Note to amend the Maturity Date.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

Amendment to the Promissory Note. It is hereby agreed and understood that the Promissory Note shall be amended as follows:

Maturity Date. The first sentence of Paragraph 1 of the Promissory Note is hereby amended and restated in its entirety to read as follows:

Principal. The entire unpaid principal balance of this Note shall be payable on the earlier of: (i) March 31, 2021 or (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date, the “Maturity Date”).

Miscellaneous

1.	Except as expressly amended and modified by this Amendment, the Promissory Note is and shall continue to be in full force and effect in accordance with the terms thereof.
2.	This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
3.	The Amendment shall be construed in accordance and governed by the internal laws of the state of Delaware.
4.	The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

FS DEVELOPMENT CORP. II

By:	/s/ Dennis D. Ryan
Name:	Dennis D. Ryan
Title:	Chief Financial Officer

FS DEVELOPMENT HOLDINGS II, LLC

By: Foresite Capital Fund V, LP Its: Sole Member

By:	/s/ Dennis D. Ryan
Name:	Dennis D. Ryan
Title:	Chief Financial Officer

[Signature Page to Promissory Note]